                                                                    EXHIBIT 4.1

===============================================================================


                                   INDENTURE



                                    Between



                        ALPHA TECHNOLOGIES GROUP, INC.



                                      and




                                    Trustee






                          Dated as of          , 1995







                % Convertible Subordinated Debentures Due 2005







===============================================================================

                         ALPHA TECHNOLOGIES GROUP, INC.


             Reconcilation and Tie Between the Trust Indenture Act
               of 1939 and Indenture dated as of           , 1995


Trust Indenture
  Act Section                                                  Indenture Section
---------------                                                -----------------
(S) 310(a)(1)..............................................    6.08
    (a)(2).................................................    6.08
    (a)(3).................................................    Not Applicable
    (a)(4).................................................    Not Applicable
    (a)(5).................................................    6.08
    (b)....................................................    6.08
                                                               6.09
(S) 311(a).................................................    6.12
    (b)....................................................    6.12
    (b)(2).................................................    7.03(a)(2)
                                                               7.03(b)
(S) 312(a).................................................    7.01
                                                               7.02(a)
    (b)....................................................    7.02(b)
    (c)....................................................    7.02(c)
(S) 313(a).................................................    7.03(a)
    (b)....................................................    7.03(b)
    (c)....................................................    7.03(a)
    (d)....................................................    7.03(c)
(S) 314(a).................................................    7.04
    (b)....................................................    Not Applicable
    (c)(1).................................................    1.02
    (c)(2).................................................    1.02
    (c)(3).................................................    Not Applicable
    (d)....................................................    Not Applicable
    (e)....................................................    1.02
(S) 315(a).................................................    6.01(a)
    (b)....................................................    6.02
                                                               7.03(a)(6)
    (c)....................................................    6.01(b)
    (d)....................................................    6.01(c)
    (d)(1).................................................    6.01(a)(1)
    (d)(2).................................................    6.01(c)(2)
    (d)(3).................................................    6.01(c)(3)
    (e)....................................................    5.14
(S) 316(a).................................................    1.01
    (a)(1)(A)..............................................    5.02
                                                               5.12

                                                                               2

    (a)(1)(B)..............................................    5.13
    (a)(2).................................................    Not Applicable
    (b)....................................................    5.08
(S) 317(a)(1)..............................................    5.03
    (a)(2).................................................    5.04
    (b)....................................................    10.03
(S) 318(a).................................................    1.07



____________________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----

                                   ARTICLE I

                        Definitions and Other Provisions
                        --------------------------------
                             of General Application
                             ----------------------

SECTION 1.01.  Definitions......................................   2
SECTION 1.02.  Compliance Certificates and
                 Opinions.......................................   8
SECTION 1.03.  Form of Documents Delivered to
                 Trustee........................................   9
SECTION 1.04.  Acts of Holders..................................  10
SECTION 1.05.  Notices, etc., to Trustee and
                 Company........................................  11
SECTION 1.06.  Notice to Holders; Waiver........................  11
SECTION 1.07.  Conflict with Trust Indenture Act................  12
SECTION 1.08.  Effect of Headings and Table of
                 Contents.......................................  12
SECTION 1.09.  Successors and Assigns...........................  12
SECTION 1.10.  Separability Clause..............................  12
SECTION 1.11.  Benefits of Indenture............................  13
SECTION 1.12.  Governing Law....................................  13
SECTION 1.13.  Legal Holidays...................................  13


                                  ARTICLE II

                                Debenture Forms
                                ---------------

SECTION 2.01.  Forms Generally..................................  13
SECTION 2.02.  Form of Face of Debenture........................  14
SECTION 2.03.  Form of Reverse of Debenture.....................  16
SECTION 2.04.  Form of Trustee's Certificate of
                 Authentication.................................  21
____________________

Note: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

                                                     Contents, p. 2

                                                                 Page
                                                                 ----

                                  ARTICLE III

                                The Debentures
                                --------------

SECTION 3.01.  Title and Terms..................................  21
SECTION 3.02.  Denominations....................................  22
SECTION 3.03.  Execution, Authentication, Delivery
                 and Dating.....................................  22
SECTION 3.04.  Temporary Debentures.............................  23
SECTION 3.05.  Registration, Registration of
                 Transfer and Exchange..........................  25
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen
                 Debentures.....................................  25
SECTION 3.07.  Payment of Interest; Interest Rights
                 Preserved......................................  26
SECTION 3.08.  Persons Deemed Owners............................  28
SECTION 3.09.  Cancelation......................................  28
SECTION 3.10.  Computation of Interest..........................  28
SECTION 3.11.  CUSIP Number.....................................  28


                                  ARTICLE IV

                          Satisfaction and Discharge
                          --------------------------

SECTION 4.01.  Satisfaction and Discharge of
                  Indenture.....................................  29
SECTION 4.02.  Application of Trust Money.......................  30


                                   ARTICLE V

                                   Remedies
                                   --------

SECTION 5.01.  Events of Default................................  31
SECTION 5.02.  Acceleration of Maturity; Rescission
                  and Annulment.................................  33
SECTION 5.03.  Collection of Indebtedness and Suits
                 for Enforcement by Trustee.....................  34
SECTION 5.04.  Trustee May File Proofs of Claim.................  35
SECTION 5.05.  Trustee May Enforce Claims Without
                  Possession of Debentures......................  36
SECTION 5.06.  Application of Money Collected...................  36
SECTION 5.07.  Limitation on Suits..............................  37
SECTION 5.08.  Right of Holders to Receive
                  Principal, Premium and Interest
                  and To Convert................................  38

                                                      Contents, p. 3

                                                                 Page
                                                                 ----


SECTION 5.09.  Restoration of Rights and Remedies...............  38
SECTION 5.10.  Rights and Remedies Cumulative...................  38
SECTION 5.11.  Delay or Omission Not Waiver.....................  39
SECTION 5.12.  Control by Holders...............................  39
SECTION 5.13.  Waiver of Past Defaults..........................  39
SECTION 5.14.  Undertaking for Costs............................  40
SECTION 5.15.  Waiver of Stay, Usury or Extension
                  Laws..........................................  40

                                  ARTICLE VI

                                  The Trustee
                                  -----------

SECTION 6.01.  Certain Duties and Responsibilities.............   41
SECTION 6.02.  Notice of Defaults..............................   42
SECTION 6.03.  Certain Rights of Trustee.......................   43
SECTION 6.04.  Not Responsible for Recitals or
                  Issuance of Debentures.......................   44
SECTION 6.05.  May Hold Debentures.............................   44
SECTION 6.06.  Money Held in Trust.............................   44
SECTION 6.07.  Compensation and Reimbursement..................   45
SECTION 6.08.  Corporate Trustee Required;
                  Eligibility..................................   46
SECTION 6.09.  Resignation and Removal; Appointment
                  of Successor.................................   46
SECTION 6.10.  Acceptance of Appointment
                  by Successor.................................   48
SECTION 6.11.  Merger, Conversion, Consolidation or
                  Succession to Business.......................   48
SECTION 6.12.  Preferential Collection of Claims
                  Against Company..............................   49
SECTION 6.13.  Appointment of Authenticating Agent.............   49


                                  ARTICLE VII

                           Holders' List and Reports
                           -------------------------
                            by Trustee and Company
                            ----------------------

SECTION 7.01.  Company To Furnish Trustee Names and
                  Addresses of Holders..........................  52
SECTION 7.02.  Preservation of Information
                  Communications to Holders.....................  52
SECTION 7.03.  Reports by Trustee...............................  54
SECTION 7.04.  Reports by Company...............................  55

                                                      Contents, p. 4

                                                                 Page
                                                                 ----

                                 ARTICLE VIII

                      Consolidation, Merger, Conveyance,
                      ----------------------------------
                               Transfer or Lease
                               -----------------

SECTION 8.01.  Company May Consolidate, etc., Only on
                  Certain Terms.................................  57
SECTION 8.02.  Successor Corporation Substituted................  57


                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

SECTION 9.01.  Supplemental Indentures Without
                  Consent of Holders............................  58
SECTION 9.02.  Supplemental Indentures with Consent
                  of Holders....................................  58
SECTION 9.03.  Execution of Supplemental Indentures.............  60
SECTION 9.04.  Effect of Supplemental Indentures................  60
SECTION 9.05.  Conformity with Trust Indenture Act..............  60
SECTION 9.06.  Reference in Debentures to
                  Supplemental Indentures.......................  60


                                   ARTICLE X

                                   Covenants
                                   ---------

SECTION 10.01. Payment of Principal, Premium and
                  Interest......................................  61
SECTION 10.02. Maintenance of Office or Agency..................  61
SECTION 10.03. Money for Debenture Payments To Be
                  Held in Trust.................................  61
SECTION 10.04. Corporate Existence..............................  63
SECTION 10.05. Maintenance of Properties........................  63
SECTION 10.06. Payment of Taxes and Other Claims................  64
SECTION 10.07. Waiver of Certain Covenants......................  64

                                  ARTICLE XI

                           Redemption of Debentures
                           ------------------------

SECTION 11.01. Right of Redemption..............................  64
SECTION 11.02. Applicability of Article.........................  64
SECTION 11.03. Election To Redeem; Notice to Trustee............  65

                                                       Contents, p. 5

                                                                 Page
                                                                 ----
SECTION 11.04. Selection by Trustee of Debentures To
                  Be Redeemed...................................  65
SECTION 11.05. Notice of Redemption.............................  66
SECTION 11.06. Deposit of Redemption Price......................  66
SECTION 11.07. Debentures Payable on Redemption Date............  67
SECTION 11.08. Debentures Redeemed in Part......................  67


                                  ARTICLE XII

                           Conversion of Debentures
                           ------------------------

SECTION 12.01. Conversion Privilege and Conversion
                  Price.........................................  68
SECTION 12.02. Exercise of Conversion Privilege.................  68
SECTION 12.03. Fractions of Shares..............................  69
SECTION 12.04. Adjustment of Conversion Price...................  70
SECTION 12.05. Notice of Adjustment of Conversion
                  Price.........................................  84
SECTION 12.06. Notice of Certain Corporate Action...............  84
SECTION 12.07. Company To Reserve Common Stock..................  85
SECTION 12.08. Taxes on Conversions.............................  85
SECTION 12.09. Covenant as to Common Stock......................  86
SECTION 12.10. Provisions in Case of Consolidation,
                  Merger or Sale of Assets......................  86
SECTION 12.11. Responsibility of Trustee........................  87


                                 ARTICLE XIII

                          Subordination of Debentures
                          ---------------------------

SECTION 13.01. Debentures Subordinate to Senior
                  Indebtedness..................................  87
SECTION 13.02. No Payments when Senior Indebtedness
                  in Default; Payment Over of
                  Proceeds upon Dissolution, etc................  88
SECTION 13.03. Trustee To Effectuate Subordination..............  91
SECTION 13.04. Trustee Not Charged with Knowledge of
                  Prohibition...................................  91
SECTION 13.05. Rights of Trustee as Holder of Senior
                  Indebtedness..................................  92
SECTION 13.06. Article Applicable to Paying Agent...............  92

                                                     Contents, p. 6

                                                                Page
                                                                ----
                               ARTICLE XIV

                          Right To Require Repurchase
                          ---------------------------

SECTION 14.01. Right To Require Repurchase......................  92
SECTION 14.02. Notice; Method of Exercising
                  Repurchase Right..............................  93
SECTION 14.03. Deposit of Repurchase Price......................  94
SECTION 14.04. Debentures Not Repurchased on
                  Repurchase Date...............................  94
SECTION 14.05. "Change in Control" Defined......................  95

                    INDENTURE dated as of             , 1995, between
               ALPHA TECHNOLOGIES GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 750 Lexington
               Avenue, 27th Floor, New York, New York 10022, and             ,
               a national banking association organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


          The Company has duly authorized the creation of an issue of its Debentures (herein called the "Debentures") of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                                   ARTICLE I

                        Definitions and Other Provisions
                        --------------------------------
                             of General Application
                             ----------------------

          SECTION 1.01.  Definitions.  For all purposes of this Indenture,
                         ------------
except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act" when used with respect to any Holder has the meaning specified in Section 1.04.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Debentures.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York
or             are authorized or obligated by law or executive order to be closed.

          "Change in Control" has the meaning specified in Section 14.05.

          "Closing Price" has the meaning specified in Section 14.05.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock", as applied to the capital stock of any corporation, shall mean the capital stock of any class which has no preference in respect of dividends or other distributions of assets or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such corporation and which is not subject to redemption by such corporation; provided, however, that, subject to the provisions of Section 12.10, shares
--------  -------
issuable on conversion of Debentures shall include only shares of the class designated as Common Stock of the Company at the date of the execution of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof which have no preference in respect of dividends or other distributions of assets or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided further that,
                                                        -------- -------
if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in
the City of                at which at any particular time its corporate trust
business shall be administered, which office at the time of the execution of
this indenture is located at                             ,
Attention of               .

          "Corporation" includes corporations, associations, companies and business trusts.

          "Current Market Price" has the meaning specified in Section 14.05, except for purposes of Section 12.04 where it has the meaning set forth in such Section.

          "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 3.05.

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Event of Default" has the meaning specified in Section 5.01.

          "Holder" means a Person in whose name a Debenture is registered in the Debenture Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Debentures.

          "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel acceptable to the Trustee, who may be counsel for, or employed by, the Company.

          "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

           (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

          (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided that, if such Debentures are to be
                                 --------
     redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture;

provided, however, that, in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Debentures which the Trustee has actual knowledge of being so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debentures on behalf of the Company, which may include the Company or any Affiliate.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.06 in exchange for or in lieu of all or a portion of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as such mutilated, destroyed, lost or stolen Debenture or portion thereof.

          "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment
Date means the               or

           (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Repurchase Date" has the meaning specified in Section 14.01.

          "Repurchase Price" has the meaning specified in Section 14.01.

          "Responsible Officer", when used with respect to the Trustee, means
any officer within the                  (or any successor department) of the
Trustee, including, without limitation, any Vice President, any Assistant Vice President, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Senior Indebtedness" means the principal of (and premium, if any) and interest on and other amounts due on any indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company, for money borrowed from others (including, for this purpose, all obligations under, respecting or constituting capitalized leases or purchase money indebtedness) or in connection with the acquisition by the Company or a Subsidiary of any other business or entity, or in respect of letters of credit or bid, performance or surety bonds issued for the account or on the credit of the Company or a Subsidiary, and, in each case, all renewals, extensions and refundings thereof, other than (a) any such indebtedness as to which, in the instrument creating or evidencing the same, it is provided that such indebtedness is not superior in right of payment to the Debentures, (b) indebtedness of the Company to any Affiliate and (c) the Debentures.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "Stated Maturity", when used with respect to any Debenture or any installment of interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable; provided, however, that, if such date shall not be
                             --------  -------
a Business Day, then the Stated Maturity shall be the next Business Day.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trading Day" has the meaning specified in Section 14.05.

          "Trigger Event" has the meaning specified in Section 12.04.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          SECTION 1.02.  Compliance Certificates and Opinions.  Upon any
                         -------------------------------------
application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates delivered pursuant to Section 7.04(4)) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.03.  Form of Documents Delivered to Trustee.  In any case
                         ---------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04.  Acts of Holders.  (a)  Any request, demand,
                         ----------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Debentures shall be proved by the Debenture Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

          SECTION 1.05.  Notices, etc., to Trustee and Company.  Any request,
                         --------------------------------------
demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class, postage prepaid, to the Trustee at its Corporate
     Trust Office, Attention of            , or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or

          (c) the Company by the Trustee or the Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if transmitted by facsimile transmission to the Company at
     (   )        or to the Trustee at (   )        (or to such other
     facsimile transmission number previously furnished in writing to the Company by the Trustee or to the Trustee by the Company) and in each case confirmed by a copy sent to the Company or to the Trustee, as the case may be, by guaranteed overnight courier.

          SECTION 1.06.  Notice to Holders; Waiver.  Where this Indenture
                         --------------------------
provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 1.07.  Conflict with Trust Indenture Act.  If and to the
                         ----------------------------------
extent that any provision hereof limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, any of Sections 3.10 to 3.18, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

          SECTION 1.08.  Effect of Headings and Table of Contents.  The Article
                         -----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09.  Successors and Assigns.  All covenants and agreements
                         -----------------------
in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.10.  Separability Clause.  In case any provision in this
                         --------------------
Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11.  Benefits of Indenture.  Nothing in this Indenture or in
                         ----------------------
the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12.  Governing Law.  This Indenture and the Debentures shall
                         --------------
be governed by and construed in accordance with the laws of the State of New
York.

          SECTION 1.13.  Legal Holidays.  In any case where any Interest Payment
                         ---------------
Date, Redemption Date, Repurchase Date or Stated Maturity of any Debenture or the last date on which a Holder has the right to convert his Debentures shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest or principal (and premium, if any) or Repurchase Price or conversion of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date or at the Stated Maturity or on such last day for conversion; provided that no interest shall accrue for the period from and after such
--------
Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity or such last day for conversion, as the case may be.


                                   ARTICLE II

                                Debenture Forms
                                ---------------

          SECTION 2.01.  Forms Generally.  The Debentures and the Trustee's
                         ----------------
certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, including forms of conversion and forms of assignment, if requested by the Company, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. The Company shall furnish any such legends or endorsements to the Trustee in writing.

          The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods on steel-engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

          SECTION 2.02.  Form of Face of Debenture.
                         -------------------------

                         ALPHA TECHNOLOGIES GROUP, INC.


                 % Convertible Subordinated Debenture Due 2005


No.                                                                 $

          ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay
to                            or registered assigns the principal sum of
dollars on          , 2005, and to pay interest thereon from           , 1995,
or from the most recent Interest Payment Date to which interest has been paid
or duly provided for, semiannually on                and              in each
year, commencing            , 1996, at the rate of     % per annum, until the
principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the
or              (whether or not a Business Day), as the case may be, next
preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on the due date for such payment will forthwith cease to be payable to the Holder on such Interest Payment Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor

Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the City of New York or at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                    --------
however, that at the option of the Company payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

          Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:


                         ALPHA TECHNOLOGIES GROUP, INC.,

                         by
                           --------------------------------


Attest:


-----------------------



          SECTION 2.03.  Form of Reverse of Debenture.  This Debenture is one of
                         -----------------------------
a duly authorized issue of Debentures of the Company designated as its   %
Convertible Subordinated Debentures Due 2005 (herein called the "Debentures"), limited in aggregate principal amount to $25,000,000 (subject to increase as provided in the Indenture of up to $28,750,000 aggregate principal amount),
issued and to be issued under an Indenture dated as of            , 1995 (herein
called the "Indenture"), between the Company and                              ,
as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

          Subject to and upon compliance with the provisions of the Indenture, the Holder of this Debenture is entitled, at such Holder's option, at any time
on or before the close of business on          , 2005, or, in case this
Debenture or a portion hereof is called for redemption, then in respect of this Debenture or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day prior to the Redemption Date, to convert this Debenture (or any portion of the principal amount hereof which is $1,000 or any integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a
conversion price equal to $     aggregate principal amount of Debentures for
each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Debenture, duly endorsed or assigned to the Company or in blank, at the office or agency of the Company maintained for that purpose in the City of New York or at any other office or agency maintained by the Company for such purpose, accompanied by written notice to the Company that the Holder hereof elects to convert this Debenture or, if less than the entire principal amount hereof is to be converted the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Debenture or the portion hereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Debenture then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Debenture (or any Predecessor Debenture) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that, in case of certain consolidations or mergers to which the Company is a party or the conveyance or transfer of the properties and assets of the Company substantially as an entirety, the Indenture shall be amended, without the consent of any Holders of Debentures, so that this Debenture, if then outstanding, will be convertible thereafter, during the period this Debenture shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company into which this Debenture might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other property so receivable is not the same for each nonelecting share of Common Stock of the Company, then the kind and amount of securities, cash and other property so receivable by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

          The Debentures are subject to redemption upon not less than 30 nor more than 60 days' notice by mail at any time, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount) if redeemed during the 12-month period
beginning              of the years indicated:


             Redemption                  Redemption
 Year           Price         Year          Price
------       ----------       ----       ----------

1998......           %        2001......        %
1999......           %        2002......        %
2000......           %        2003......        %

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Debentures, or one or more Predecessor Debentures, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the
Indenture.  The Company may not redeem any Debentures prior to             ,
1998.

          In certain circumstances involving the occurrence of a Change in Control (as defined in the Indenture), the Holder hereof shall have the right to require the Company to repurchase this Debenture at 100% of the principal amount hereof, together with accrued interest to the Repurchase Date, but interest installments whose Stated Maturity is on or prior to such Repurchase Date will be payable to the Holders of such Debentures, or one or more Predecessor Debentures, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In connection with the exercise of the repurchase right by a Holder prior to a Redemption Date, a Holder's right to exercise such repurchase right shall terminate at the close of business on the Business Day prior to the Redemption Date.

          In the event of redemption, repurchase or conversion of this Debenture in part only, a new Debenture or Debentures for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancelation hereof.

          The indebtedness evidenced by the Debentures is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Debenture is issued subject to such provisions of the Indenture, and each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

          If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than two-thirds in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

          Except with respect to the rights of the holders of Senior Indebtedness set forth in the Indenture and in this Debenture, no reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Debenture as provided in the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained for that purpose in the City of New York or at any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          SECTION 2.04.  Form of Trustee's Certificate of Authentication.  This
                         ------------------------------------------------
is one of the Debentures referred to in the within-mentioned Indenture.


Dated:



                                              , as Trustee,

                              by
                                ------------------------------
                                     Authorized Signatory


                                  ARTICLE III

                                 The Debentures
                                 --------------

          SECTION 3.01.  Title and Terms.  The aggregate principal amount of
                         ----------------
Debentures which may be authenticated and delivered under this Indenture is limited to (a) $25,000,000 plus (b) such aggregate principal amount (which may not exceed $3,750,000 principal amount) of Debentures as shall be purchased by the underwriters pursuant to the overallotment option provided in the
Underwriting Agreement dated as of             , 1995, between the Company and
Unterberg Harris, as representative of the underwriters, except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.08, 12.02 or 14.02(c).

          The Debentures shall be known and designated as the "   % Convertible
Subordinated Debentures Due 2005" of the Company.  Their Stated Maturity shall
be             , 2005, and they shall bear interest at the rate of   % per
annum, from             , 1995, or from the most recent Interest Payment Date to
which interest has been paid or duly provided for, as the case may be, payable
semiannually on            and            , commencing           , 1996, until
the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and interest on the Debentures shall be payable at the office or agency of the Company maintained for such purpose in the City of New York and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of
               --------  -------
interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

          The Debentures shall be redeemable as provided in Article XI.

          The Debentures shall be convertible into Common Stock of the Company as provided in Article XII.

          The Debentures shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

          The Debentures shall become subject to a Holder's right of repurchase in the event of a Change in Control as provided in Article XIV.

          SECTION 3.02.  Denominations.  The Debentures shall be issuable only
                         --------------
in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 3.03.  Execution, Authentication, Delivery and Dating.  The
                         -----------------------------------------------
Debentures shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

          Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debentures; and the Trustee in accordance with such Company order shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

          Each Debenture shall be dated the date of its authentication.

          No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

          SECTION 3.04.  Temporary Debentures.  Pending the preparation of
                         ---------------------
definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

          If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures, at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Debentures, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

          SECTION 3.05.  Registration, Registration of Transfer and Exchange.
                         ----------------------------------------------------
The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office being herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

          Upon surrender for registration of transfer of any Debenture at an office or agency of the Company, the Company shall execute, and the Trustee shall register on the Debenture Register and shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

          At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

          All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

          Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 3.04, 9.06, 11.08, 12.02 or 14.02(c) not involving any transfer.

          Neither the Company nor the Trustee or Debenture Registrar shall be required (a) to issue, authenticate or register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

          SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Debentures.  If
                         -------------------------------------------------
any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

          Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

          SECTION 3.07.  Payment of Interest; Interest Rights Preserved.
                         -----------------------------------------------
Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such interest in immediately available funds or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such interest as in this clause provided.

          Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

          In the case of any Debenture which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Debenture whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name the Debenture (or one or more Predecessor Debentures) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Debenture shall not be payable.

          SECTION 3.08.  Persons Deemed Owners.  Prior to due presentment of a
                         ----------------------
Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.09.  Cancelation.  All Debentures surrendered for payment,
                         ------------
redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancelation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debentures held by the Trustee shall be destroyed and a certificate of destruction shall be delivered to the Company by the Trustee.

          SECTION 3.10.  Computation of Interest.  Interest on the Debentures
                         ------------------------
shall be computed on the basis of a 360day year of twelve 30-day months.

          SECTION 3.11.  CUSIP Number.  The Company in issuing Debentures may
                         -------------
use a "CUSIP" number, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such
                                                       --------
notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Debentures, and that reliance may be placed only on the other identification numbers printed on the Debentures.


                                   ARTICLE IV

                           Satisfaction and Discharge
                           --------------------------

          SECTION 4.01.  Satisfaction and Discharge of Indenture.  This
                         ----------------------------------------
Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a) either

               (i) all Debentures theretofore authenticated and delivered (other than (A) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.03) have been delivered to the Trustee for cancelation; or

               (ii) all such Debentures not theretofore delivered to the Trustee for cancelation

                    (A) have become due and payable, or

                    (B) will become due and payable at their Stated Maturity
               within one year, or

                    (C) are to be called for redemption within one year under
               arrangements satisfactory to the Trustee for the giving of

                                                                              30
               notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for that purpose funds sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be and, in the case of (B) or (C) above, has delivered to the Trustee an Opinion of Counsel stating that (1) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (2) since the date of the Indenture, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Debentures will not recognize income, gain or loss for United States Federal income tax purposes as a result of such satisfaction and discharge and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such satisfaction and discharge had not occurred;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and the obligations of the Trustee to any Authenticating Agent under Section 6.13 shall survive.

          SECTION 4.02.  Application of Trust Money.  All money deposited with
                         ---------------------------
the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Debentures subsequently converted shall be returned to the Company upon receipt by the Trustee of an Officers' Certificate.


                                   ARTICLE V

                                    Remedies
                                    --------

          SECTION 5.01.  Events of Default.  "Event of Default", wherever used
                         ------------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon any Debenture when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Debenture at its Maturity; or

          (c) default in the payment of the Repurchase Price in respect of any Debenture on the Repurchase Date therefor in accordance with the provisions of Article XIV; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in $1,000,000 or more of such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debentures a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the
                                         --------  -------
     provisions of Sections 6.01 and 6.02, the Trustee shall not be deemed to have knowledge of such default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such default or (ii) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (f) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (g) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.  If
                         ---------------------------------------------------
an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequence if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (i) all overdue installments of interest on all Debentures;

               (ii) the principal of (and premium, if any, on) any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures;

              (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Debentures; and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (b) all Events of Default, other than the nonpayment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Trustee.  The Company covenants that if:
--------

          (a) default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days;

          (b) default is made in the payment of the principal of (or premium, if any, on) any Debenture at the Maturity thereof; or

          (c) default is made in the payment of the Repurchase Price in respect of any Debenture on the

     Repurchase Date therefor in accordance with the provisions of Article XIV;

the Company will upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04.  Trustee May File Proofs of Claim.  In case of the
                         ---------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 5.05.  Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Debentures.  All rights of action and claims under this Indenture or the
-----------
Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the

Holders of the Debentures in respect of which such judgment has been recovered.

          SECTION 5.06.  Application of Money Collected.  Subject to Article
                         -------------------------------
XIII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (a) to the payment of all amounts due the Trustee under Section 6.07;

          (b) to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal (and premium, if any) and interest, respectively; and

          (c) to the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to the same, or as a court of competent jurisdiction may determine.

          SECTION 5.07.  Limitation on Suits.  No Holder of any Debenture shall
                         --------------------
have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Debentures;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 5.08. Right of Holders To Receive Principal, Premium and
                        --------------------------------------------------
Interest and To Convert.  Notwithstanding any other provision in this Indenture,
------------------------
but subject to Article XIII, the Holder of any Debenture shall have the right to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Debenture on the Stated Maturity expressed in such Debenture (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date) and to convert such Debenture in accordance with
Article XII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

          SECTION 5.09.  Restoration of Rights and Remedies.  If the Trustee or
                         -----------------------------------
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.10.  Rights and Remedies Cumulative.  No right or remedy
                         -------------------------------
herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11.  Delay or Omission Not Waiver.  No delay or omission of
                         -----------------------------
the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 5.12.  Control by Holders.  The Holders of a majority in
                         -------------------
principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:
--------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) such direction is not unduly prejudicial to the other security holders or may involve the Trustee in personal liability or if the Trustee determines that it does not have sufficient indemnity against any loss or expense connected to such action; and

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13.  Waiver of Past Defaults.  The Holders of not less than
                         ------------------------
a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default:

          (a) in the payment of the principal of (or premium, if any) or interest on any Debenture; or

          (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14.  Undertaking for Costs.  All parties to this Indenture
                         ----------------------
agree, and each Holder of any Debenture by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture on or after the Stated Maturity expressed in such Debenture (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date) or for the enforcement of the right to convert any Debenture in accordance with Article XII.

          SECTION 5.15.  Waiver of Stay, Usury or Extension Laws.  The Company
                         ----------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                  The Trustee
                                  -----------

          SECTION 6.01.  Certain Duties and Responsibilities.  (a)  Except
                         ------------------------------------
during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (ii) in the absence of wilful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:
                                     ------

          (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 6.02.  Notice of Defaults.  Within 90 days after the
                         -------------------
occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default
                      --------  -------
in the payment of the principal of (or premium, if any) or interest on any Debenture, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; provided further that, in the case of any default of the character
         ----------------
specified in Section 5.01(d), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. The Trustee shall not be deemed to have knowledge of any default other than those described in

Sections 5.01(a), (b) and (c) unless a Responsible Officer of the Trustee has actual knowledge of such default.

          SECTION 6.03.  Certain Rights of Trustee.  Except as otherwise
                         --------------------------
provided in Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 6.04.  Not Responsible for Recitals or Issuance of Debentures.
                         ------------------------------------------------------
The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company or any Paying Agent other than the Trustee of Debentures or the proceeds thereof.

          SECTION 6.05.  May Hold Debentures.  The Trustee, any Authenticating
                         --------------------
Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Section 6.12 and to Section 310(b) of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.

          Subject to Section 310(b) of the Trust Indenture Act, the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

          SECTION 6.06.  Money Held in Trust.  Money held by the Trustee in
                         --------------------
trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed on with the Company.

          SECTION 6.07.  Compensation and Reimbursement.  The Company agrees:
                         -------------------------------

          (a) to pay to the Trustee from time to time such compensation as may be agreed upon by the Trustee and the Company from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, counsel and other persons not regularly in its employ), except to the extent any such expense,, disbursement or advance may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee (in its individual capacity and as Trustee), its officers, directors, attorneys-in-fact and agents for, and to hold each such person harmless against, any loss, claim, damage, liability or expense, incurred without negligence or bad faith on such person's part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. To secure the Company's payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee except money or property held in trust to pay principal of (and premium, if any) or interest on particular Debentures and such lien shall survive the satisfaction and discharge of the Indenture and any other termination of the Indenture including any termination under any bankruptcy law. When the Trustee incurs expenses or renders services in connection with an Event of Default of Section 5.01(6) or 501(7), the Holders by their acceptance of the Debentures hereby agree that such expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law. "Trustee" for the purposes of this Section 6.07 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

          SECTION 6.08.  Corporate Trustee Required; Eligibility.  The Trustee
                         ----------------------------------------
shall at all times satisfy the eligibility requirements of Section 310 of the Trust Indenture Act and together with its immediate parent maintain a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by Federal or State authority and have its Corporate Trust Office in
the City of            .  If such corporation publishes reports of condition at
least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 6.09.  Resignation and Removal; Appointment of Successor.  (a)
                         --------------------------------------------------
No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the

Outstanding Debentures, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (i) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

         (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, the Trustee or any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 6.10.  Acceptance of Appointment by Successor.  Every
                         ---------------------------------------
successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to
Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. Any retiring trustee shall, nevertheless, retain a lien on all property or funds held or collected by such trustee to secure any amounts then due pursuant to the provisions of Section 6.07.

          Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall cause such successor Trustee to mail notice of succession of such Trustee hereunder to all Holders of Debentures as the names and addresses of such Holders appear on the Debenture Register.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article and qualified under Section 3.10(b) of the Trust Indenture Act.

          SECTION 6.11.  Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.  Any corporation or national banking association into which the
---------
Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation or national banking association shall be otherwise
--------
eligible under this Article and qualified under Section 3.10(b) of the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

          SECTION 6.12.  Preferential Collection of Claims Against Company.  The
                         --------------------------------- ----------------
Trustee is subject to Section 311(a) and (b) of the Trust Indenture Act. Any Trustee that has resigned or been removed shall be subject to Section 311(a) and
(b) of the Trust Indenture Act to the extent indicated therein.

          SECTION 6.13.  Appointment of Authenticating Agent.  The Trustee may
                         ------------------------------------
appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon exchange, registration of transfer or partial redemption or repurchase thereof or pursuant to Section 3.06, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation or national banking association
                      --------
shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of his Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Debentures referred to in the within-mentioned Indenture.


Dated:


                                                 , as Trustee

                                by
                                   --------------------------
                                    As Authenticating Agent

                                by
                                   --------------------------
                                      Authorized Signatory

                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company
               -------------------------------------------------

          SECTION 7.01.  Company To Furnish Trustee Names and Addresses of
                         -------------------------------------------------
Holders.  The Company will furnish or cause to be furnished to the Trustee:
--------

          (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Debenture Registrar.

          SECTION 7.02.  Preservation of Information Communications to Holders.
                         ------------------------------------------------------
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

         (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

          SECTION 7.03.  Reports by Trustee.  (a)  Within 60 days after      of
                         -------------------
each year commencing with the year 1996, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, a
brief report dated as of        with respect to any of the following events
which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

          (i) any change to its eligibility under Section 6.08 and its qualifications under Section 310(b) of the Trust Indenture Act;

         (ii) the creation of or any material change to a relationship specified in Section 310(b)(1) through 310(b)(10) of the Trust Indenture Act;

        (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Debentures Outstanding on the date of such report;

         (iv) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor except an indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or (6) of
     Section 311 of the Trust Indenture Act;

          (v) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

         (vi) any additional issue of Debentures which the Trustee has not previously reported; and

        (vii) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

          (b) The Trustee shall transmit by mail to all Holders, as their names and address appear in the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, with the Commission and with the Company. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

          SECTION 7.04.  Reports by Company.  The Company shall:
                         -------------------

          (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (c) transmit by mail to all Holders, as their names and addresses appear in the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (d) file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting
     officer of the Company on or before              in each year, commencing
     with the year 1996 stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose this Section 7.04, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                                 ARTICLE VIII

                 Consolidation, Merger, Conveyance or Transfer
                 ---------------------------------------------

          SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms.
                         ----------------------------------- -----------------
The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.10;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 8.02.  Successor Corporation Substituted.  Upon any
                         ----------------------------------
consolidation or merger or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debentures.


                                   ARTICLE IX

                            Supplemental Indentures
                            -----------------------

          SECTION 9.01.  Supplemental Indentures Without Consent of Holders.
                         ---------------------------------------------------
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

          (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (c) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 12.10; or

          (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the
                           --------
     interests of the Holders in any material respect; or

          (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect or maintain the qualification of this Indenture under the Trust Indenture Act, or under any similar Federal statute hereafter enacted.

          SECTION 9.02.  Supplemental Indentures with Consent of Holders.  With
                         ------------------------------------------------
the consent of the Holders of not
less than two-thirds in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the
--------  -------
consent of the Holder of each Outstanding Debenture affected thereby,

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Debenture or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Debenture as provided in Article XII, or adversely affect the right to require the Company to repurchase the Debentures as provided in Article XIV or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders, or

          (b) reduce the percentage in principal amount of the Outstanding Debentures the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (c) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03.  Execution of Supplemental Indentures.  In executing, or
                         -------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04.  Effect of Supplemental Indentures.  Upon the execution
                         ----------------------------------
of any supplemental indenture under this Article, this Indenture shall be, and shall be deemed to be, modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05.  Conformity with Trust Indenture Act.  Every
                         ------------------------------------
supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 9.06.  Reference in Debentures to Supplemental Indentures.
                         ---------------------------------------------------
Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                   ARTICLE X

                                   Covenants
                                   ---------

          SECTION 10.01.  Payment of Principal, Premium and Interest.  The
                          -------------------------------------------
Company will duly and punctually pay or cause to be paid by no later than one Business Day prior to the date such payment is due the principal of (and premium, if any) and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

          SECTION 10.02.  Maintenance of Office or Agency.  The Company will
                          --------------------------------
maintain in the City of New York an office or agency where Debentures may be presented or surrendered for payment or repurchase where Debentures may be surrendered for registration of transfer or exchange, where Debentures may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation
                                   --------  -------
or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 10.03.  Money for Debenture Payments To Be Held in Trust.  If
                          -------------------------------------------------
the Company shall at any time act as its own Paying Agent it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will prior to each due date of the principal of (and premium if any) or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (and premium, if any) or interest; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debenture and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
                                --------  -------
Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 10.04.  Corporate Existence.  Subject to Article VIII, the
                          --------------------
Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to
                --------  -------
preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 10.05.  Maintenance of Properties.  The Company will cause all
                          --------------------------
properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided,
                                                                     --------
however, that nothing in this Section shall prevent the Company from
-------
discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

          SECTION 10.06.  Payment of Taxes and Other Claims.  The Company will
                          ----------------------------------
pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company; provided, however,
                                                             --------  -------
that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 10.07.  Waiver of Certain Covenants.  The Company may omit in
                          ----------------------------
any particular instance to comply with any covenant or condition set forth in Sections 10.04 to 10.06, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debentures shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                   ARTICLE XI

                            Redemption of Debentures
                            ------------------------

          SECTION 11.01.  Right of Redemption.  The Debentures may be redeemed
                          --------------------
at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Prices specified in the form of Debenture hereinbefore set forth for redemptions, together with accrued interest to the Redemption Date; provided, however, that the Company may not redeem any of the Debentures
      --------  -------
pursuant to such option prior to             , 1998.

          SECTION 11.02.  Applicability of Article.  Redemption of Debentures at
                          -------------------------
the election of the Company or otherwise as permitted or required by any provision of this

Indenture, shall be made in accordance with such provision and this Article.

          SECTION 11.03.  Election To Redeem; Notice to Trustee.  The election
                          --------------------------------------
of the Company to redeem any Debentures pursuant to Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Debentures, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed.

          SECTION 11.04.  Selection by Trustee of Debentures To Be Redeemed.  If
                          --------------------------------------------------
less than all the Debentures are to be redeemed the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Debentures of a denomination larger than $1,000.

          If any Debenture selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Debenture so selected, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion selected for redemption. Debentures which have been converted during a selection of Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

          The Trustee shall promptly notify the Company and the Debenture Registrar in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed.

          SECTION 11.05.  Notice of Redemption.  Notice of redemption shall be
                          ---------------------
given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

          All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if less than all the Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debentures to be redeemed;

          (4) that on the Redemption Date the Redemption Price, together with (unless the Redemption Date shall be an Interest Payment Date) interest accrued and unpaid to the Redemption Date, will become due and payable upon each such Debenture to be redeemed and that interest thereon will cease to accrue on and after said date;

          (5) the conversion price, the date on which the right to convert the principal of the Debentures to be redeemed will terminate and the place or places where such Debentures may be surrendered for conversion; and

          (6) the place or places where such Debentures are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.06.  Deposit of Redemption Price.  Prior to any Redemption
                          ----------------------------
Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of money sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on all the Debentures which are to be redeemed on that date other than any Debentures called for redemption on that date which have been converted prior to the date of such deposit.

          If any Debenture called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

          SECTION 11.07.  Debentures Payable on Redemption Date.  Notice of
                          --------------------------------------
redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated
                 --------  -------
Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

          If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

          SECTION 11.08.  Debentures Redeemed in Part.  Any Debenture which is
                          ----------------------------
to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Trustee and the Debenture Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or

Debentures, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.


                                  ARTICLE XII

                            Conversion of Debentures
                            ------------------------

          SECTION 12.01.  Conversion Privilege and Conversion Price.  Subject to
                          ------------------------------------------
and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion
right shall expire at the close of business on             , 2005.  In case a
Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

          The price at which shares of Common Stock shall be delivered upon
conversion (herein called the "Conversion Price") shall be initially $      per
share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4) and (8) of Section 12.04.

          SECTION 12.02.  Exercise of Conversion Privilege.  In order to
                          ---------------------------------
exercise the conversion privilege, the Holder of any Debenture to be converted shall surrender such Debenture, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Debenture or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In connection with the exercise of the conversion privilege by a Holder prior to a Redemption Date, a Holder's right to exercise his conversion privilege shall terminate at the close of business on the Business Day prior to the Redemption Date. Debentures surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Debentures or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Debentures being surrendered for conversion. Except as provided in the preceding sentence and subject to the last paragraph of Section 3.07, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

          Debentures shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Debentures for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Debentures as Holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

          In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Debenture.

          SECTION 12.03.  Fractions of Shares.  No fractional shares of Common
                          --------------------
Stock shall be issued upon the conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of Debentures (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debenture or Debentures (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per share of Common Stock at the close of business on the Business Day prior to the day of conversion (determined as provided in the second sentence of paragraph (6) of Section 12.04).

          SECTION 12.04.  Adjustment of Conversion Price.  The Conversion Price
                          -------------------------------
shall be adjusted from time to time by the Company as follows:

          (a) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 12.04(g)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 12.04(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) If the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 12.04 (g)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.04(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 12.04(b) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 12.10 applies) (the foregoing hereinafter in this Section 12.04(d) called the "Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.04(g)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in
     Section 12.04(g)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that, in the event
                                           --------  -------
     the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Debentures shall have the right to receive upon conversion of a Debenture (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Debenture (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.04(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 12.04(g) to the extent possible.

          Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and
     (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12.04(d) (and no adjustment to the Conversion Price under this Section 12.04(d) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 12.04(d) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12.04 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

          Notwithstanding any other provision of this Section 12.04(d) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12.04(d) if the Company makes proper provision so that each holder of Debentures who converts a Debenture (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Debenture into Common Stock.

          For purposes of this Section 12.04(d) and Sections 12.04(a) and (b), any dividend or distribution to which this Section 12.04(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12.04(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 12.04(b) applies (and any Conversion Price reduction required by this Section 12.04(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 12.04(a) and (b) with respect to such dividend or distribution shall then be made), except that (a) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 12.04(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 12.04(b), and (b) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.04(a).

          (e) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 12.10 applies or as part of a distribution referred to in Section 12.04(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.04(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 12.04(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 12.04(g)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the

     Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and
     (ii) the denominator of which shall be equal to the Current Market Price on such Record Date; provided, however, that, if the portion of the cash so
                       --------  -------
     distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Debentures shall have the right to receive upon conversion of a Debenture (or any portion thereof) the amount of cash such holder would have received had such holder converted such Debenture (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all holders of Common Stock as to which the Company makes the election permitted by Section 12.04(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 12.04(e).

          (f) If a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.04(f) has been made and (2) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.04(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 12.04(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the trading day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 12.04(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.04(f).

          (g) For purposes of this Section 12.04, the following terms shall have the meaning indicated:

               (i) "closing price" with respect to any securities on any day means the closing price on such day or, if no such sale takes place on such day, the average of the reported high and low prices on such day, in each case on The Nasdaq National Market or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the high and low prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

               (ii) "Current Market Price" means the average of the daily closing prices per share of Common Stock for the 10 consecutive trading days immediately prior to the date in question; provided,
                                                                  --------
          however, that (A) if the "ex" date (as hereinafter defined) for any
          -------
          event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.04(a), (b), (c), (d), (e) or (f) occurs during such 10 consecutive trading days, the closing price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which the

          Conversion Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.04(a), (b),
          (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event and (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or
          (B) of this proviso, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.04(d) or (f), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12.04(f), the Current Market Price on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for such day and the next two succeeding trading days; provided, however, that, if the "ex" date for any event (other
                --------  -------
          than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.04(a), (b),
          (c), (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion

          Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date (I) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (II) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (III) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.04, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.04 and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

               (iii) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                (iv) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (v) "trading day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business,
          (B) if the applicable security is quoted on The Nasdaq National Market, a day on which trades may be made thereon or (c) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (h) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 12.04(a), (b), (c), (d), (e) and
     (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors has made a determination that such reduction would be in the Company's best interests, which determination shall be conclusive and described in a resolution of the Board of Directors. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holders of Debentures at their last addresses appearing on the register of holders maintained for that purpose a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
                 --------  -------
     Section 12.04(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (j) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of Debentures at such holder's last address appearing on the register of holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (k) In any case in which this Section 12.04 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Debenture converted after such Record Date and before the occurrence of such event the additional shares of common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.

          (l) For purposes of this Section 12.04, the number of shares of common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (m) In lieu of making any adjustment to the Conversion Price pursuant to Section 12.04(e), the

     Company may elect to reserve an amount of cash for distribution to the holders of Debentures upon the conversion of the Debentures so that any such holder converting Debentures will receive upon such conversion, in addition to the shares of Common Stock and other items to which such holder is entitled, the full amount of cash which such holder would have received if such holder had, immediately prior to the Record Date for such distribution of cash, converted its Debentures into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 12.04(m). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount that the holders of Debentures would have received if such holders had, immediately prior to the Record Date for such distribution, converted all the Debentures into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in U.S. Government Obligations with a maturity not more than three months from the date of issuance. Upon conversion of Debentures by a holder thereof, such holder shall be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such holder would have received if such holder had, immediately prior to the Record Date for such distribution, converted its Debentures into Common Stock, along with such holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this Section 12.04(m), the Company shall give or shall cause to be given notice to all holders of Debentures of such election, which notice shall state the amount of cash per $1,000 principal amount of Debentures such holders shall be entitled to receive (excluding interest) upon conversion of the Debentures as a consequence of the Company having made such election.

          SECTION 12.05.  Notice of Adjustment of Conversion Price.  Whenever
                          -----------------------------------------
the conversion price is adjusted as herein provided:

          (a) the Company shall compute the adjusted conversion price in accordance with Section 12.04 and shall prepare a certificate signed by any Vice President or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the effective date of such adjustment, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Debentures; and

          (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed by the Company to all Holders at their last addresses as they shall appear in the Debenture Register.

          SECTION 12.06.  Notice of Certain Corporate Action.  In case:
                          -----------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Debenture Register, at least 20 days (or 10 days in any case specified in clause
(a) or (b) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give the notice requested by this Section or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or the vote upon any such action.

          SECTION 12.07.  Company To Reserve Common Stock.  The Company shall at
                          --------------------------------
all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Debentures.

          SECTION 12.08.  Taxes on Conversions.  The Company will pay any and
                          ---------------------
all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          SECTION 12.09.  Covenant as to Common Stock.  The Company covenants
                          ----------------------------
that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be duly and validly issued and fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

          SECTION 12.10.  Provisions in Case of Consolidation, Merger or
                          ----------------------------------------------
Conveyance or Transfer of Properties and Assets.  In case of any consolidation
------------------------------------------------
of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancelation of outstanding shares of Common Stock of the Company), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety, the corporation formed by such consolidation or resulting from such merger or which acquires by conveyance or transfer such properties and assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Debenture then outstanding shall have the right thereafter, during the period such Debenture shall be convertible as specified in Section 12.01, to convert such Debenture only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company into which such Debenture might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyance or transfers.

          SECTION 12.11.  Responsibility of Trustee.  The Trustee, subject to
                          --------------------------
the provisions of Section 6.01, and any conversion agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture, provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and it or they do not make any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.01, and any conversion agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.


                                  ARTICLE XIII

                          Subordination of Debentures
                          ---------------------------

          SECTION 13.01.  Debentures Subordinate to Senior Indebtedness.  The
                          ----------------------------------------------
Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Debentures, by his acceptance thereof likewise covenants and agrees, that all Debentures issued hereunder shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

          SECTION 13.02.  No Payments when Senior Indebtedness in Default;
                          ------------------------------------------------
Payment Over of Proceeds upon Dissolution, etc.  In the event the Company shall
-----------------------------------------------
default in the payment of any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by setoff or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on the Debentures, or in respect of any redemption, retirement, purchase or other acquisition (except through the conversion thereof) of any of the Debentures.

          Upon the happening of an event of default with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof (under circumstances when the terms of the preceding paragraph are not applicable), unless and until such event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by setoff or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on the Debentures, or in respect of any redemption, retirement, purchase or other acquisition (except through the conversion thereof) of any of the Debentures.

          In the event of:

          (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company or its property;

          (b) any proceeding for the liquidation, dissolution or other winding up of the Company or its property;

          (c) any assignment by the Company for the benefit of creditors; or

          (d) any other marshalling of the assets of the Company;

all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution (direct or indirect), whether in cash, property or securities, by setoff or otherwise, shall be made to any Holder on account of any Debentures, and to that end any payment or distribution, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) which would otherwise (but for the subordination provisions contained in this Article) be payable or deliverable in respect of the Debentures shall be paid or delivered directly to the holders of Senior Indebtedness, as their respective interests may appear, until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

          If the Debentures are declared due and payable before their Stated Maturity because of the occurrence of an Event of Default (under circumstances where the preceding paragraph is not applicable), no payment (direct or indirect) shall be made in respect of any Debenture unless and until all Senior Indebtedness has been paid in full or such declaration and its consequence shall have been rescinded and all such defaults shall have been remedied or waived.

          If any payment or distribution (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Debentures, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) shall be received by the Trustee or the Holders in contravention of any of the terms of this Article and before all the Senior Indebtedness has been paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of such Senior Indebtedness at the time outstanding as their respective interests may appear for application to the payment of Senior Indebtedness until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceeding referred to in paragraph (a), (b), (c) or (d) above) shall have been paid in full. If the Trustee or any such Holder fails to endorse or assign any such payment or distribution as required by this Section, the Trustee and the Holder of each Debenture by his acceptance thereof authorizes each holder of Senior Indebtedness, any representative or representatives of holders of Senior Indebtedness and the trustee or trustees under any indenture pursuant to which any instrument evidencing such Senior Indebtedness may have been issued so to endorse or assign the same.

          No holder of Senior Indebtedness shall be prejudiced in the right to enforce subordination of the Debentures by any act or failure to act on the part of the Company.

          Subject to the payment in full of all Senior Indebtedness, the Holders shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which ranks on a parity with the Debentures and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions applicable to the Senior Indebtedness until the Debentures shall be paid in full, and no such payments or distributions shall, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Debentures, be deemed to be a payment by the Company to or on account of the Debentures. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of Senior Indebtedness, on the other hand, and nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Debentures, the obligation of the Company to pay the Holders the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Trustee or the Holders from exercising all rights, powers and remedies otherwise permitted by applicable law or under this Indenture, upon a default or Event of Default hereunder, all subject to the rights of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or the Holders.

          Upon any payment or distribution pursuant to this Section, the Trustee shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, and the Trustee, subject as between the Trustee and the Holders to the provisions of Section 6.01, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the

Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 13.03.  Trustee To Effectuate Subordination.  The Holder of
                          ------------------------------------
each Debenture by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 13.04.  Trustee Not Charged with Knowledge of Prohibition.
                          --------------------------------------------------
Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject as between the Trustee and the Holders to the provisions of Section 6.01, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness, or of any default in the payment of any Senior Indebtedness, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until three Business Days after the Trustee shall have received written notice thereof from the Company or any holder of Senior Indebtedness or the representative or representatives of such holder, and the Trustee may conclusively rely on any writing purporting to be from a holder of Senior Indebtedness, or a representative of such holder, as being genuine; nor shall the Trustee be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect. The provisions of this Section shall not limit any rights of holders of Senior Indebtedness under this Article XIII to recover from the Holders of Debentures any payment made to any such Holder.

          SECTION 13.05.  Rights of Trustee as Holder of Senior Indebtedness.
                          ---------------------------------------------------
The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Section 6.12, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder.

          SECTION 13.06.  Article Applicable to Paying Agent.  In case at any
                          -----------------------------------
time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 13.04
                                        --------  -------
and 13.05 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.


                                  ARTICLE XIV

                          Right To Require Repurchase
                          ---------------------------

          SECTION 14.01.  Right To Require Repurchase.  In the event that there
                          ----------------------------
shall occur a Change in Control (as defined in Section 14.05), each Holder shall have the right, at such Holder's option to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of
Article XIII, purchase, all or any part of such Holder's Debentures on the date (the "Repurchase Date") that is 75 days after the date the Company gives notice of the Change in Control as contemplated in Section 14.02(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date. In connection with the exercise of the repurchase right by a Holder prior to a Redemption Date, a Holder's right to exercise his repurchase right shall terminate at the close of business on the Business Day prior to the Redemption Date.

          SECTION 14.02.  Notice; Method of Exercising Repurchase Right.  (a)
                          ----------------------------------------------
On or before the 15th day after the Change in Control, the Company or, at the request of the

Company, the Trustee (in the name and at the expense of the Company), shall give notice of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Debentures at such Holder's address appearing in the Debenture Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

          Each notice of a repurchase right shall state:

          (i) the event constituting the Change in Control and the date thereof;

          (ii) the Repurchase Date;

          (iii) the date by which the repurchase right must be exercised;

          (iv) the Repurchase Price; and

          (v) the instructions a Holder must follow to exercise a repurchase right.

          No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Change in Control.

          (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the 10th day prior to the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Debenture or Debentures (or portion of a Debenture) to be repurchased and a statement that an election to exercise the repurchase right is being made thereby and (ii) the Debenture or Debentures with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Debentures to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest

Payment Date. A Holder that fails to exercise a repurchase right in accordance with the terms hereof shall waive such repurchase right but the rights of such Holder to receive principal of and interest on the Debentures and all other rights of such Holder under this Indenture shall not be affected thereby.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Debenture or Debentures as to which the repurchase right has been exercised. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Debenture, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Debenture or Debentures in the aggregate principal amount of the unrepurchased portion of such surrendered Debenture.

          SECTION 14.03.  Deposit of Repurchase Price.  On or prior to the
                          ----------------------------
Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Repurchase Price of the Debentures which are to be repaid on the Repurchase Date.

          SECTION 14.04.  Debentures Not Repurchased on Repurchase Date.  If any
                          ----------------------------------------------
Debenture surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at a rate per annum borne by such Debenture.

          SECTION 14.05.  "Change in Control" Defined.  For purposes of this
                           ---------------------------
Article, "Change in Control" means any of the following events that occur after the date of this Indenture and on or prior to Maturity:

          (a) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons;

          (b) there shall be consummated any consolidation or merger of the Company (i) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (ii) pursuant to which the Common Stock is converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger; or

          (c) any person, or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934 (a "Group"), together with any Affiliates thereof, shall acquire beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company.

          Notwithstanding anything to the contrary set forth in this definition, a Change in Control shall not be deemed to have occurred:

          (A) under paragraph (c) above, solely by virtue of the Company, any Subsidiary, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic dividend reinvestment plan or any substantially similar plan of the Company or any Subsidiary or any person holding securities of the Company for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares or securities of the Company, whether in excess of 50% or otherwise; or

          (B) under paragraphs (a), (b) or (c) above if:

               (1) the Current Market Price of the Common Stock on the date the Change in Control shall have occurred is at least equal to 105% of the

          Conversion Price in effect immediately preceding the time of such Change in Control; or

               (2) all of the consideration (excluding cash payments for fractional shares) in the transaction giving rise to such Change in Control to the holders of Common Stock consists of shares of common stock that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on The Nasdaq National Market, and as a result of such transaction the Debentures become convertible solely into such common stock; or

               (3) the consideration in the transaction giving rise to such Change in Control to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on The Nasdaq National Market, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the daily Closing Prices of such securities during the 10 consecutive Trading Days commencing with the sixth Trading Day following consummation of such transaction) is at least 105% of the Conversion Price in effect on the date immediately preceding the closing date of such transaction.

          If a Change in Control shall have occurred under paragraph (b) above, the Company shall deliver the Officer's Certificate and Opinion of Counsel called for under Section 8.01(3) as well as the Notices called for under Section 14.02(a).

          For purposes of this definition of Change of Control, "Current Market Price" on any date means the average daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the date in question; "Closing Price" for any Trading Day means the last reported sale price (or, if none on any day, the mean between the bid and asked quotations on such day) of the securities in question for such date, in either case on the New York Stock Exchange or, if the securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq National Market or, if the securities are not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by the Company for such purpose; and "Trading Day", with respect to any stock exchange or securities market, means any Monday, Tuesday, Wednesday, Thursday or Friday on which such stock exchange or securities market is open for business.


                                *      *      *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              ALPHA TECHNOLOGIES GROUP, INC.,

                                by
                                  --------------------------
                                  Name:
                                  Title:

[Seal]

Attest:



-------------------------
Title:


                                                           ,


                                by
                                  --------------------------
                                  Name:
                                  Title:

[Seal]

Attest:



-------------------------
Title: